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                                                                    EXHIBIT 99.3



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SPSS - Q4 2004 SPSS EARNINGS CONFERENCE CALL
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PRESENTATION

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OPERATOR


Good day everyone, and welcome to the 2004 fourth quarter and fiscal year conference call. With the exception of historical information, the matters discussed on this conference call include forward-looking statements that involve risks and uncertainties, including but not limited to market conditions, competition, and other risks indicated in the Company's filings with the Securities and Exchange Commission. A full Safe Harbor statement is available in the 2004 fourth quarter and fiscal year press release posted at www.spss.com.

At this time I would like to introduce Mr. Jack Noonan, president and chief executive officer, Mr. Raymond Panza, executive vice president of Corporate Operations and chief financial officer, and Mr. Douglas Dow, vice president of Corporate Development. Please go ahead, gentlemen.


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


Good morning. And thanks for joining us to discuss our 2004 results. I will make some opening remarks, and then Ray Panza, our CFO, will comment on our financial results and provide guidance for 2005. And we will conclude with a Q&A session.

2004 was a very challenging year for SPSS that ended quite positively. One quarter does not a trend make, but we are optimistic about 2005 because we used 2004 to make SPSS an even stronger, more competitive Company. We geared up our field sales staff. We continued fueling our product development engine. And we tightened our financial controls and introduced new cost efficiencies. In other words, our experience in 2004 made us a better Company.

In Q4 2004, our overall revenues were a record $60.5 million compared to $57.8 million in Q4 '03. For all of 2004, revenues were a record $224.1 million compared to $208.4 million in 2003. Our license revenues increased across all major product offerings, geographic markets, and customer segments. Quick rebounds in performance from Q3 in Japan and the UK helped us build on our growing revenues in the U.S. And growth in maintenance revenues continued strong.

Sales of SPSS data mining and statistical tools were at record levels, resulting in year-over-year double-digit growth. We also saw increasing acceptance and higher revenues of our new predictive applications. These results were driven by an increased number of five- and six-figure contracts.



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2004 was another healthy year for SPSS on the product front. We unveiled major new products and enhancement releases for our predictive analytics tools and applications. In Q4, we announced that our data mining workbench now supports in-database mining with both Oracle and IBM databases. This continues to show how SPSS is leading the data mining market with open and scalable technology. And on the innovation front, our new text mining software is already deployed in over 600 companies.

Throughout 2004, SPSS and predictive analytics continued to gain recognition. 2004 began with a leading trade publication, Intelligent Enterprise, naming SPSS as the "Number One Company to Watch." In June, SPSS was selected as the winner of the customer relationship management category in the Banker Technology Award run by the Financial Times Group. In September, our strength in data mining capabilities was confirmed by the analyst firm, META Group, which published a comparative vendor ranking report on data mining tools. SPSS received the top ranking of "Market Leader." And the year was capped with another leading analyst firm, IDC, confirming the emergence of predictive analytics as a distinct software sector.

I will close as I began by underlining our optimism. The predictive analytics market developed -- as the predictive analytics market develops, SPSS is well positioned to gain traction in this expanding market.

I will now turn the call over to Ray Panza for his comments on our financial results, as well as our outlook for 2005.


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RAYMOND PANZA  - SPSS INC. - EVP CORPORATE OPERATIONS, CFO


As many of you know, I joined SPSS in mid-August of last year, such that the fourth quarter was my first full quarter with the Company. For the period, I previously communicated three key objectives for 4Q. Those were: focus on Sarbanes-Oxley, complete the 2005 business plan, and deliver on fourth-quarter results. I am pleased to report that although the final outcome of SOX is still subject to KPMG completing their final review, the Company is on schedule, having completed its testing and reviews within the accelerated timetable established last September.

Second, the 2005 plan was in fact completed in December, and has since been approved by the Company's Board of Directors. And most importantly, as Jack previously stated, we have ended 2004 delivering solid numbers with record Q4 revenues of $60.5 million and earnings per share of 20 cents.

Including the earrings release issued yesterday, are the quarter and year-end unaudited financial statements. For the quarter, total recorded revenues were a record $60.5 million, up 5 percent over the same period in 2003. During 2003 fourth quarter, the Company divested its Sigma Series business and acquired DataDistilleries. Excluding the Q4 '03 Sigma revenue and adjusting for DataDistilleries, Q4 '04 total revenue was up approximately 10 percent.

Further adjusting for the effects of currency, excluding deferred revenue and normalizing for the change in perimeter, 2004 fourth-quarter revenue was up 7 percent. Driving the overall growth in revenue were continued strength in new license revenues, with data mining achieving its fourth straight quarter of double-digit growth, and with the statistical tools also growing in double digits, as well as further improvements in predictive applications.

Geographically, following a disappointing third quarter in the UK and Japan, the Company addressed those issues with local management, and closure rates such that for the fourth quarter year-over-year new license revenues in the UK and Japan was up 34 percent and 24 percent, respectively.

Maintenance revenue, considered to be a recurring revenue, was up 8 percent for the quarter to $25.1 million, representing 42 percent of total revenue for the quarter. Partially offsetting the overall revenue improvement was a decline in service revenue, which was down $600,000 or 7 percent. This decrease was expected and reflects fewer consulting transactions as the Company transitions to focus on data mining and predictive application projects.

Turning to operating expenses, 2004 Q4 operating expenses, including non-cash $1.5 million write-off of fixed asset software, while 2003 '04 operating expenses included $8.1 million for the write-off of certain internal software. Excluding those write-offs, 2004 operating expenses increased $2.3 million over the prior year.

More specifically, 2004 operating expenses increased $3.5 million, including $1 million for higher R&D, and an increase in general administrative expenses, largely reflecting the cost of compliance with Sarbanes-Oxley, higher accounting and legal charges, staff additions mainly stemming from SOX, the Oracle installation and management positions, as well as expanding projects worldwide; partially offset by lower cost of license and maintenance revenues down $1.2 million for the quarter, reflecting the absence of an unfavorable amortization charge in Q4 '03.

For the quarter, 2004 pretax income was $5.1 million compared to $5.8 million for 2003. Excluding from the 2004 results the previously discussed $1.5 million write-off and from 2003 results, both the $8.6 million gain from the 2003 sale of the Sigma Series business and the $8.1 million Q4 '03 write-off of internal software, 2004 pretax income would have been up nearly 25 percent. In addition, Q4 '03 benefited from a $2.3 million favorable income tax adjustment.

Turning to full year results, total revenues for the year were $224.1 million, the highest in the Company's history, or 8 percent above 2003's $208.4 million. Excluding the effects of currency, deferred revenue, and normalizing for the perimeter, 2004 net revenue grew 4 percent.


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SPSS - Q4 2004 SPSS EARNINGS CONFERENCE CALL
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New license revenue was $95.8 million or 5 percent higher than 2003's $91.5 million. That improvement in new license revenue was again driven by increases in data mining and statistical tools. Maintenance revenues for the year, which represented 44 percent of total 2004 revenue, were up 17 percent, reflecting continued strong renewal rates. As expected, service revenues in 2004 were down by a little less than $3 million due to the restructuring of the AOL sample and survey business, and the conscious decision to focus on higher margin consulting arrangements.

Operating expenses for the year were $217 million compared with the reported $208 million for 2003. Adjusting for the unusual charges in 2004 of $6.5 million, and removing the special write-offs in 2003 of $8.1 million, actual operating expenses increased $11 million or 5.5 percent. Most of the increase reflects increased spending on R&D, higher internal and external costs related to compliance with Sarbanes-Oxley, higher accounting and legal costs, increases in personnel costs, and also contributing to the overall increases the favorable -- the unfavorable effect of currency.

Income tax expense for 2004 was significantly higher than 2003 as the effective tax rate returned to a more typical 31 percent, absent the benefit adjustment realized in 2003.

Reported earnings per share for 2004 were 31 cents. Adjusted for the $6.5 million of unusual charges, EPS for the period would have been closer to 54 cents. By comparison, absent the tax benefit realized from the gain on the sale of the Sigma Series business and the charge for the 2003 write-off, the 53 cents reported for 2003 would have been significantly lower.

Before we close, I would just briefly like to turn to the balance sheet. We ended the year in a strong cash position at $37.1 and continue to grow. Accounts receivable achieved a record low days-sales-outstanding of 67 days. TP&E was down more than $6 million, as depreciation continues to outpace capital spending. And on the liability side, I am pleased to report that debt continued to reduce, down to $5.9 million, reduced by $2.7 for the year.

With those comments I turn this back over to Jack.


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


 I think it is time to open it up for questions.


QUESTION AND ANSWER


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OPERATOR


(OPERATOR INSTRUCTIONS). Peter Goldmacher with SG Cowen.


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PETER GOLDMACHER  - SG COWEN - ANALYST


Can you talk a little bit more about what you saw in Q4 that gave you such a lift to revenues? I suspect there was your typical year-end budget flush, but deeper than that, are there any dynamics you're seeing or any fundamental shift in market where people are becoming either more aware of or more willing to buy predictive analytics?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


This is Jack. I think when it comes down to it the pipelines were stronger. And we have short pipelines for our tools business and longer pipelines for our application business. And the longer pipelines were clearly up substantially over what they had been in prior quarters last year.


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PETER GOLDMACHER  - SG COWEN - ANALYST


Why is that?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


I think we're getting the word out. We're getting the interest out. We're more effective at it. All of those good things, I think.


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PETER GOLDMACHER  - SG COWEN - ANALYST


And can you give us any update on partnerships or alternative routes to market?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


Nothing of consequence at this time.


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DOUGLAS DOW  - SPSS INC. - VP CORPORATE DEVELOPMENT


Peter, it is Doug. I think the only other thing I would add is just to amplify a bit on where Jack was going. What I think we're seeing is increased market acceptance in predictive analytics, but also a sales force that is starting to come into its own. We're starting to see some solid execution in the field, and execution on pipelines that have been building as we reworked the force during the year.

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SPSS - Q4 2004 SPSS EARNINGS CONFERENCE CALL
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OPERATOR


(OPERATOR INSTRUCTIONS). Patrick Walraven with JMP Securities.


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PATRICK WALRAVEN  - JMP SECURITIES - ANALYST


I think I will follow up a little bit on that last question. So what specifically are some of the things that Shap has done that you think are improving the sales execution? And then can you also tell us where you are in terms of the quota carrying sales reps?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


This is Jack. We will grab a number here, but I think we're in the mid-60s for the field sales guys. We have changed a number of people. When you look at the changes that have made in sales management and then field sales in the last year, it has been substantial.

And I think we've -- as we have progressed throughout the year he came on board. We brought on a new domestic guy. We brought in a new EMEA guy. We are just finishing up with a guy in Germany. New sales management under the -- Moser, the guy that runs the U.S.

And so when you look across, we have brought in a number of new people that understand solution selling and understand application selling. And it has made a big difference. And our products have matured and all kinds of things come together, and also our position in the marketplace. When you look at IDC identifying predictive analytics as a market space, a software market space, that is a significant change over a year ago. And it is clearly a better competitive environment for us.


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RAYMOND PANZA  - SPSS INC. - EVP CORPORATE OPERATIONS, CFO


Pat, this is Ray. Just to follow up a little bit, as Jack said, we have made significant changes in the sales organization. And as you know, it takes a little bit of runway for sales to develop, a lot of lead time. I think what we are seeing is the team is coming together. We're getting more experienced. And as the market got better, we were better positioned to take advantage of those opportunities. So we just executed better.


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DOUGLAS DOW  - SPSS INC. - VP CORPORATE DEVELOPMENT


Pat, it is Doug. The last thing I would add to that is I think the other thing Shap is doing is he's increased discipline in the sales process. And you can see that in -- we really believe that the investment we made in salesforce.com and the rapid implementation of the field sales force has given both increased visibility on the pipelines, as well as increased visibility on the sales process. So I think that is the other piece that we are seeing come together.


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PATRICK WALRAVEN  - JMP SECURITIES - ANALYST


And can you quantify -- so of the 65 or so field reps, how many have turned over in the last 12 months ballpark?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


I think it is somewhere in the neighborhood of 30 percent, 30 to 40.


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PATRICK WALRAVEN  - JMP SECURITIES - ANALYST


30 to 40 percent?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


30 to 40 percent.


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PATRICK WALRAVEN  - JMP SECURITIES - ANALYST


And then, Ray, I think this is for you. So the cash flow when you look at it still isn't -- if you take out the capitalized software and the CapEx -- still isn't probably where you would like it to be. What do you do to improve that?


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RAYMOND PANZA  - SPSS INC. - EVP CORPORATE OPERATIONS, CFO


Obviously one thing is get sales up even more. The other issue that you have to keep in mind, Pat, is 2004 -- no excuses -- we had $5 million of cash charges that went right into income -- that were the onetime hits. Obviously I don't expect to have those in the next year. And had I had that back, I would have easily covered the CapEx and the capitalized software. Along those same lines, the CapEx budget for next year isn't anywhere close to what this past year was when we were building out China and doing a few other projects. So I think both the -- increased -- more cash coming in and have less cash going out.


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PATRICK WALRAVEN  - JMP SECURITIES - ANALYST


My last question would just be, where is your confidence level in terms of your guidance for Q1? It would be a shame if you have a strong Q4 and then sort of see things reverse again the next quarter out, right? But from a seasonality point of view that is certainly one of the risks. What have you done to build up to that guidance, and just what is your confidence level?

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RAYMOND PANZA  - SPSS INC. - EVP CORPORATE OPERATIONS, CFO


Okay. As you know, I am still relatively new and finding my sea-legs a little bit with some of the forecasting issues. And I have relied on a lot of people I think are smarter than I am about this industry. We did a tops down approach to our budget. We have involved the sales team as to what they really feel they can deliver. We involved the marketing and services people. So when I look at the team as a whole and put the pieces together, I'm reasonably confident or I wouldn't put it out there.


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OPERATOR


Joan Tong with Sidoti & Co.


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JOAN TONG  - SIDOTI & Co. - Analyst


Good morning. I have got a question. It is actually for Ray. I think on your press release you made a comment that there would be more cost reduction and you will have a cost reduction program in place for 2005. Can you just give us more color -- where exactly you need to like you know cut headcounts, and since you already make like some changes in 2004 already?


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RAYMOND PANZA  - SPSS INC. - EVP CORPORATE OPERATIONS, CFO


I would be happy to do that. We need to just get more efficient, crisper in our execution, fix some of our processes to improve customer satisfaction, as well as reduce costs. And we have already started that process in the first quarter of '05. Earlier this quarter, we have already taken out about 25 people. We are continuing to look for opportunities to streamline the process. We do have some very specific plans in a number of locations to eliminate some redundancies, which will also involve some headcount changes. So we are looking at a number of avenues at this point.


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JOAN TONG  - SIDOTI & Co. - ANALYST


So your 5 to 10 cents first quarter EPS guidance, that includes that $1 million pretax charges?


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RAYMOND PANZA  - SPSS INC. - EVP CORPORATE OPERATIONS, CFO


Yes, it does.


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JOAN TONG  - SIDOTI & CO. - ANALYST


And also can you like repeat what your year-over-year organic growth on the top line for 2004?


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RAYMOND PANZA  - SPSS INC. - EVP CORPORATE OPERATIONS, CFO


I think it is all organic because we're not looking at any acquisitions in that number at the moment.


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JOAN TONG  - SIDOTI & CO. - ANALYST


How about taking out -- when you said you have -- like you take out the foreign exchange effect, and also like some deferred revenue recognitions and stuff?


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RAYMOND PANZA  - SPSS INC. - EVP CORPORATE OPERATIONS, CFO


Pretty much the same.


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OPERATOR


Susanna Doyle with Robert Baird.


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SUSANNA DOYLE  - ROBERT BAIRD - ANALYST


I am hoping that you guys might be able to provide us a little more color on product performance in the quarter. Maybe perhaps a little more clarity around the double-digit growth rate in the stats and data mining? And also growth rates you saw in 4Q for the ShowCase and the market research businesses?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


It was kind of across the board. We were -- in fact we're flipping a couple of pages -- pieces of paper here to see kind of how close we were. But if I take a look at our data mining tools -- if I look across total revenue, it looks like it is across all of our tools. It is somewhere in the 20s. And when we look at our statistical tools we're -- I think total revenue - in budget dollars -- hang on. We're trying to figure out where we are.

Market research is about flat to 3 percent. ShowCase is pretty close to -- this is our -- right around flat again to maybe 2 percent. And stats and data mining are somewhere -- they are in the low double digits. This isn't 50 or 100 percent growth kind of stuff, so they are in the low double digits. Somewhere in the 10 to 20 percent kind of range.


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SUSANNA DOYLE  - ROBERT BAIRD - ANALYST


Sort of following up on that, looking out into 2005, could you maybe go over what you do with some of your primary growth drivers in your stats business? And what you can be doing to sustain that double-digit growth in that area for the next year, or whether that's not possible?

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SPSS - Q4 2004 SPSS EARNINGS CONFERENCE CALL
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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


We're expecting it to be pretty consistent as we walk into next year across all of our tools. And we have introduced a number of add-on applications in both the data mining and stats area which are typical drivers in growth. And we'll be introducing a new desktop version of our data mining tool, which we believe that will go through our telesales channel. So there's a series of new add-on products and things that we have -- that made it into market last year which will continue to fuel that growth we believe. And good solid releases of -- new update releases of both SPSS and Clementine.


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SUSANNA DOYLE  - ROBERT BAIRD - ANALYST


One more question on sort of that front. You talked about newer predictive applications doing well in the quarter. I'm wondering if you could maybe give us a little more color around perhaps how many transactions you did with those products in the quarter? Or how your pipeline is looking heading into the coming year, anything along those lines?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


I think we did five transactions in the quarter.


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SUSANNA DOYLE  - ROBERT BAIRD - ANALYST


And heading into '05?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


And heading into '05 the pipeline is stronger than it's ever been. We are comfortable that we're on track. We think we've got a sales model in place. We have three applications now, one focused on PredictiveMarketing, one focused on PredictiveCallCenter, and the other one focused on PredictiveClaims.


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SUSANNA DOYLE  - ROBERT BAIRD - ANALYST


And your guidance for 2005, does not assume a decline again in service revenues?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


We are looking at the service revenue being approximately flat year-over-year.


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SUSANNA DOYLE  - ROBERT BAIRD - ANALYST


Year-over-year flat. Okay. And are you taking any specific steps in the first half of '05 to help drive higher profitability on the professional services business?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


We're doing that throughout the year hopefully here.


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SUSANNA DOYLE  - ROBERT BAIRD - ANALYST


 Great. Well thanks, and congratulations on a great quarter.


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OPERATOR


(OPERATOR INSTRUCTIONS). Gentlemen, we have no further questions at this time.


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


Well thank you all very much for joining us on our fourth quarter and full year 2004 release. I look forward to talking to you throughout the quarter.


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OPERATOR


Ladies and gentlemen, we thank you for your participation in today's conference. This concludes your presentation, and you may now disconnect.

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